LORD ABBETT SERIES FUND, INC.

Bond Debenture Portfolio

Supplement dated November 4, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and on page 11 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Robert S. Clark, Portfolio Manager	2015
Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit	2013

The following paragraph replaces the fifth paragraph under “Management and Organization of the Funds” beginning on page 35 of the statutory prospectus:

Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, Robert S. Clark, Portfolio Manager, and Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit. Messrs. Lee, O’Brien, Clark, and Gizzo joined Lord Abbett in 1997, 1998, 2010, and 2008, respectively. Messrs. Rocco, Lee, O’Brien, Clark, and Gizzo are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Bond Debenture Portfolio” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-2 of the statement of additional information:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Steven F. Rocco	20	101,308.83	13	12,061.08	10	3,820.04
Robert A. Lee	18	97,427.84	11	12,366.70	1258[1]	6,627.90[1]
Andrew H. O’Brien	15	100,627.10	8	12,213.67	22	4,201.87
Robert S. Clark	1	22,076.40	1	814.17	0	0
Christopher J. Gizzo	4	39,277.79	2	1,756.75	5	364.56

1Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.